MFS(R) GOVERNMENT LIMITED MATURITY FUND

                         MFS(R) GOVERNMENT MORTGAGE FUND

                      Supplement to the Current Prospectus

The portfolio manager section of each prospectus is hereby restated as follows:

The Fund is managed by the MFS Fixed Income Strategy Group, a team of portfolio managers comprised of: James J. Calmas, Michael W. Roberge, and James T. Swanson, each an MFS Senior Vice President, and Peter C. Vaream, Matthew W. Ryan, and Joseph C. Flaherty, Jr., each an MFS Vice President. These individuals have been the funds' portfolio managers since August 2003 and have been employed in the MFS investment management area since: Mr. Calmas - 1988, Mr. Roberge - 1996, Mr. Swanson - 1985, Mr. Vaream - 1992, Mr. Ryan - 1997 and Mr. Flaherty - 1993.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                The date of this Supplement is September 1, 2003.